                                  EXHIBIT 8(b)



                              Amended and Restated
                      Schedule A to the Custodian Agreement

                                                     Dated: As of March 28, 1997

                              Amended and Restated
                                   Schedule A
                           to the Custodian Agreement
                           between HighMark Funds and
                         Union Bank of California, N.A.


Name of Fund

California Tax-Free Money Market Fund (Fiduciary and Retail Shares) Diversified Money Market Fund (Fiduciary and Retail Shares)
U.S. Government Money Market Fund (Fiduciary and Retail Shares)
100% U.S. Treasury Money Market Fund (Fiduciary and Retail Shares) Balanced Fund (Fiduciary and Retail Shares)
Growth Fund (Fiduciary and Retail Shares)
Income Equity Fund (Fiduciary and Retail Shares)
Bond Fund (Fiduciary and Retail Shares)
Intermediate-Term Bond Fund (Fiduciary and Retail Shares)
Government Securities Fund (Fiduciary Shares only)
Convertible Securities Fund (Fiduciary Shares only)
Value Momentum Fund (Fiduciary and Retail Shares)
Blue Chip Growth Fund (Fiduciary Shares only)
Emerging Growth Fund (Fiduciary and Retail Shares)
International Equity Fund (Fiduciary Shares only)
California Intermediate Tax-Free Bond Fund (Fiduciary and Retail Shares)



[SEAL]                                  UNION BANK OF CALIFORNIA, N.A.


                                        By: /s/ Toni Sarrica
                                           ________________________________



                                        Title: Vice President and Manager
                                              _____________________________


[SEAL]                                  HIGHMARK FUNDS


                                        By: /s/ Kevin Robins
                                           ________________________________



                                        Title: Vice President
                                              _____________________________